Exhibit (e) under Form N-1A
Exhibit (1) under Item 601/Reg. S-K

                                    EXHIBIT B
                                     to the
                                Distribution Plan

                   FEDERATED MANAGED ALLOCATION PORTFOLIOS:

                       Federated Balanced Allocation Fund

                                 Class A Shares

         This Exhibit to the Distribution Plan is adopted as of the 19th day of August, 2005, by Federated Managed Allocation Portfolios with respect to the Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month.

         Witness the due execution hereof this 1st day of September, 2005.



                                    FEDERATED MANAGED ALLOCATION PORTFOLIOS


                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    EXHIBIT C
                                     to the
                                Distribution Plan

                   FEDERATED MANAGED ALLOCATION PORTFOLIOS:

                       Federated Balanced Allocation Fund

                                 Class C Shares

         This Exhibit to the Distribution Plan is adopted as of the 19th day of August, 2005, by Federated Managed Allocation Portfolios with respect to the Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month.

         Witness the due execution hereof this 1st day of September, 2005.



                                    FEDERATED MANAGED ALLOCATION PORTFOLIOS


                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    EXHIBIT D
                                     to the
                                Distribution Plan

                   FEDERATED MANAGED ALLOCATION PORTFOLIOS:
                         Federated Target ETF Fund 2015
                         Federated Target ETF Fund 2025
                         Federated Target ETF Fund 2035

                                 Class A Shares

         This Exhibit to the Distribution Plan is adopted as of the 17th day of November, 2005, by Federated Managed Allocation Portfolios with respect to the Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month.

         Witness the due execution hereof this 1st day of December, 2005.


                                    FEDERATED MANAGED ALLOCATION PORTFOLIOS


                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    EXHIBIT E
                                     to the
                                Distribution Plan

                   FEDERATED MANAGED ALLOCATION PORTFOLIOS:

                         Federated Target ETF Fund 2015
                         Federated Target ETF Fund 2025
                         Federated Target ETF Fund 2035

                                 Class K Shares

         This Exhibit to the Distribution Plan is adopted as of the 17th day of November, 2005, by Federated Managed Allocation Portfolios with respect to the Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Shares held during the month.

         Witness the due execution hereof this 1st day of December, 2005.



                                    FEDERATED MANAGED ALLOCATION PORTFOLIOS


                                    By:  /s/ J. Christopher Donahue
                                       --------------------------------
                                    Name:  J. Christopher Donahue
                                    Title:  President